SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 27, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                            Advance Financial Bancorp
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Delaware                      0- 21885               55-0753533
----------------------------            ----------            -------------
(State or other jurisdiction            (File No.)            (IRS Employer
 of incorporation)                                        Identification Number)


1015 Commerce Street, Wellsburg, West Virginia                     26070
----------------------------------------------                     -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (304) 737-3531
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                            ADVANCE FINANCIAL BANCORP

                      INFORMATION TO BE INCLUDED IN REPORT


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------


             Exhibit
             Number                    Description
             ------                    -----------
               99       Press Release dated October 27, 2003


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------


         On October 27, 2003, the Registrant issued a press release to report earnings for the quarter ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as exhibit 99.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         ADVANCE FINANCIAL BANCORP



Date: October 28, 2003                   By:      /s/ Stephen M. Magnone
                                                  ------------------------------
                                                  Stephen M. Magnone
                                                  Treasurer